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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ---------------------------



                                   FORM 8-K/A

                       AMENDMENT NO. 3 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   MARCH 28, 1998
                                                    ----------------------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)



         DELAWARE                     0-25356                  77-02893711
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)             Identification No.)

 3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA          95008
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (415) 866-3666
                                                     ---------------------------


                                   NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report.)
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                                AMENDMENT NO. 3

          The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on April 9, 1998 and subsequently amended April 17, 1998 and June 12, 1998, as set forth in the pages attached hereto:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c) Exhibits: The following exhibit is filed as a part of this report.
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     23.1 Consent of Independent Accountants
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        P-COM, Inc.
                                        -----------
                                        (Registrant)


Dated:  September 11, 1998              By:   /s/ Michael J. Sophie
                                             ------------------------

                                        Name:   Michael J. Sophie

                                        Title:  Vice President, Finance and
                                                Administration and
                                                Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Document                                         Page Number
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23.1           Consent of Independent Accountants                     1